UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2017

Whitestone REIT
(Exact Name of Registrant as Specified in Charter)

Maryland	001-34855	76-0594970

(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 South Gessner, Suite 500
Houston, TX	77063

(Address of Principal Executive Offices)	(Zip Code)

(713) 827-9595

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Trustees (the “Board”) of Whitestone REIT (the “Company”) previously approved, subject to stockholder approval, the Company’s 2018 Long-Term Equity Incentive Ownership Plan (the “2018 Plan”). The 2018 Plan provides for the issuance of up to 3,433,831 of the Company’s common shares and OP Units pursuant to awards under the 2018 Plan. The 2018 Plan will become effective on July 30, 2018, which is the day after the Company’s 2008 Long-Term Equity Incentive Ownership Plan expires. At the Company’s annual meeting of shareholders (the “Annual Meeting”) on May 11, 2017, the Company’s shareholders voted to approve the 2018 Plan. The 2018 Plan is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 30, 2017 (the “Proxy Statement”). The description of the 2018 Plan herein is qualified in its entirety by reference to the 2018 Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders voted on each of the proposals presented, which are described in more detail in the Proxy Statement. Holders of 25,319,494 shares of the Company’s common shares were present in person or represented by proxy at the Annual Meeting.

The following are the voting results on each proposal presented to the Company's shareholders at the Annual Meeting:

Proposal 1: Election of Trustee

The following individual was elected as a trustee to serve until the 2020 annual meeting of shareholders and until his successor is duly elected and qualified. The following votes were taken in connection with this proposal:

Trustee	Votes For	Votes Withheld	Broker Non-Votes
Donald F. Keating	13,731,108	3,597,041	7,991,345

Jack L. Mahaffey and James C. Mastandrea will continue to hold office until the 2018 annual meeting of shareholders and Paul T. Lambert and David F. Taylor will continue to hold office until the 2019 annual meeting of shareholders.

Proposal 2: Approval of the 2018 Plan

The 2018 Plan was approved. The following votes were taken in connection with this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,102,294	6,960,135	265,720	7,991,345

Proposal 3: Advisory Vote on Executive Compensation

An advisory resolution to approve executive compensation, as described in the Proxy Statement, was not approved. The following votes were taken in connection with this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,340,780	9,684,415	302,954	7,991,345

Proposal 4: Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation

An advisory resolution on the frequency of advisory votes on executive compensation once every year was approved. The following votes were taken in connection with this proposal:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
10,267,048	363,905	6,347,546	349,650	7,991,345

Proposal 5: Ratification of the Selection of the Independent Registered Public Accounting Firm

The proposal to ratify the selection of Pannell Kerr Forster of Texas, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was approved. The following votes were taken in connection with this proposal:

Votes For	Votes Against	Abstentions
24,689,947	415,190	214,357

Item 8.01. Other Events.

On May 11, 2017, in connection with the election of a trustee described in Item 5.07 above and the decision by Mr. Daryl J. Carter not to stand for re-election at the Annual Meeting, the Board reduced the size of the Board from six to five trustees in accordance with the Company’s declaration of trust and bylaws, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	2018 Long-Term Equity Incentive Ownership Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whitestone REIT
Date: May 12, 2017	By:	/s/ David K. Holeman
David K. Holeman
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	2018 Long-Term Equity Incentive Ownership Plan